Exhibit 99.1

SETTLEMENT AGREEMENT

This Settlement Agreement (this “Agreement”) is made and entered into as of this 15th day of July, 2008, by and among Georgia Gulf Corporation, a Delaware corporation (“GGC”), each of the subsidiaries of GGC party hereto (GGC and such subsidiaries of GGC are each referred to herein as a “Company” and collectively as the “Companies”), Sandelman Partners, LP, a Delaware limited partnership (“Sandelman LP”), Sandelman Partners Multi-Strategy Master Fund, Ltd., a Cayman Island exempt entity (“Master Fund”) and Sandelman Partners Opportunity Master Fund L.P., a Cayman Island limited partnership (f/k/a Sandelman Partners Event Driven Master Fund L.P.) (“Opportunity”; Sandelman LP, Master Fund and Opportunity are each referred to herein as a “Sandelman Party” and collectively as the “Sandelman Parties”).

RECITALS

WHEREAS, the Sandelman Parties are the holders of certain of the 7 1/8% Senior Notes due 2013 (the “2003 Notes”) issued by GGC pursuant to that certain Indenture dated as of December 3, 2003 (as amended from time to time, the “Indenture”) by and among GGC, the various subsidiary guarantors party thereto, and U.S. Bank National Association, a national banking association (as successor to SunTrust Bank, a Georgia banking corporation), as trustee (the “Trustee”);

WHEREAS, on June 6, 2008, the Sandelman Parties delivered a notice of default (the “Notice of Default”) asserting, among other things, that a Default (as defined in the Indenture) had occurred and was continuing under the Indenture as a result of the Companies’ alleged failure to comply with Section 3.3 of the Indenture;

WHEREAS, on June 8, 2008, the Companies filed an action in Court of Chancery of the State of Delaware, styled Georgia Gulf Corporation, et al. v. Sandelman Partners, LP and U.S. Bank National Association, solely in its capacity as Indenture Trustee, C.A. No.3815-VCL, seeking (i) a declaration from the court that the Companies are not in default under Section 3.3 of the Indenture; and (ii) an injunction (a) requiring the Sandelman Parties to withdraw the Notice of Default, (b) prohibiting the Sandelman Parties and/or the Trustee from asserting that a Default or Event of Default (as such terms are defined in the Indenture) has occurred, and (c) preventing the Sandelman Parties and/or the Trustee from issuing a notice purporting to accelerate payment of the 2003 Notes under the circumstances detailed therein (the “Litigation”);

WHEREAS, concurrent with the execution and delivery of this Agreement (the “Effective Time”), the Sandelman Parties and such additional holder(s) of the 2003 Notes that, together with the Sandelman Parties, hold a majority in aggregate principal amount outstanding of the 2003 Notes (the Sandelman Parties and such additional holder(s) are collectively referred to herein as the “Requisite Holders”), have each executed and delivered to GGC a Letter of Consent and Written Waiver (collectively, the “Consent”) pursuant to which, among other things, the Requisite Holders have given their consent to certain amendments and waivers in respect of the Indenture (the “Amendment”) as described therein, and the Sandelman Parties have acknowledged and agreed that GGC may deliver such Consent to the Trustee on or prior to the termination of the Consent Solicitation Period (as defined below);

WHEREAS, pursuant to the Consent and on the terms set forth therein, the Requisite Holders have agreed to deliver, or cause to be delivered, subsequent to the Effective Time, such consents, directions or other documents (if any), in addition to the Consent, as may be necessary to effect the Amendment;

WHEREAS, the Trustee has acknowledged that the forms of the Consent and the Amendment are each in proper form to effectuate the agreements and actions contemplated therein;

WHEREAS, the Companies have received from the Sandelman Parties DTC-identifying information in respect of the 2003 Notes held by the Requisite Holders;

WHEREAS, concurrent with the execution and delivery of this Agreement the Sandelman Parties have executed a withdrawal of the Notice of Default (the “Withdrawal Notice”);

WHEREAS, the parties hereto wish to settle the disputes between them in the Litigation in order to avoid the necessity, expense, inconvenience and uncertainty of additional or continued litigation.

NOW, THEREFORE, in consideration of the premises and mutual promises herein made, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and the Sandelman Parties hereby agree as follows:

1.             Consent Solicitation.  The Companies shall effect a consent solicitation from all holders of the 2003 Notes in respect of the Amendment.  The timing of such commencement in reference to the obtaining of the Bank Consent (as defined below) will be determined solely by the Companies, provided that the Companies will use commercially reasonable efforts to cause the Consent Solicitation Period (as defined below) to end no later than September 5, 2008.  Subject to the Bank Consent condition described below, the consent solicitation shall provide for the payment by the Companies of a $1,500,000 fee in the aggregate (“Consent Fee”) to all consenting holders of the 2003 Notes, on a pro rata basis to their respective holdings, following completion of the consent solicitation period (the “Consent Solicitation Period”).

2.             Withdrawal of Notice of Default.  Concurrent with the Effective Time, the Sandelman Parties shall deliver to the Trustee the Withdrawal Notice.

3.             Effects on Litigation.  As soon as possible following the Effective Time, the Companies and the Sandelman Parties shall cause the filing of a joint pleading (the “Dismissal”) pursuant to Rule 41(a)(1)(ii) of the Chancery Court Rules dismissing the Litigation with prejudice (and, if either party considers it necessary or desirable due to any delay, they shall inform the court of the existence of the settlement and the freeze of the Litigation pending the filing of the Dismissal) as to (i) all of the claims asserted by the Companies against the Sandelman Parties, including any allegations of bad faith or other allegations that the Companies did assert or could have asserted, whether in the Litigation or at law or in equity and whether known or unknown, and (ii) all of the claims asserted by the Sandelman Parties against the Companies by way of counterclaim, including any allegations of bad faith or other allegations that the Sandelman Parties did assert or could have asserted, whether in the Litigation or at law or in equity and whether known or unknown.  Each of the Companies and the Sandelman Parties shall use their reasonable best efforts to obtain the Trustee’s joinder in the Dismissal, but if there is a delay involving the Trustee for any reason, the parties will proceed with the filing of a motion to dismiss as between themselves and will enter into a subsequent dismissal involving the Trustee as promptly as practicable.

4.             Fees and Expenses.  In consideration of delivery of the Withdrawal Notice, the Dismissal and the releases contained herein, the Companies shall send via wire transfer to Bracewell & Giuliani LLP, for receipt no later than the next business day succeeding the Effective Time, the sum of $1,400,000 for application by the Sandelman Parties to the professional fees they incurred in the Litigation and its settlement and with respect to the events culminating in the Sandelman Parties’ delivery of the Notice of Default.

5.             Bank Consent.  The Companies shall seek a consent from its senior lenders under that certain Credit Agreement dated as of October 3, 2006, by and among GGC, the various subsidiaries of GGC party thereto as guarantors, the various lenders party thereto, and Bank of America, N.A., as Domestic Administrative Agent and Canadian Administrative Agent (the “2006 Credit Agreement”) approving the Amendment and the payment of the Consent Fee (the “Bank Consent”).  The Companies shall not be bound to expend any specified efforts, or to pay any specified compensation to the lenders under the 2006 Credit Agreement, nor agree to any amendments to the 2006 Credit Agreement in order to obtain the Bank Consent.  Each of the Sandelman Parties hereby acknowledges that the Companies have indicated that they intend to seek other waivers, amendments, or other consents in respect of the 2006 Credit Agreement, in addition to and together with the Bank Consent.

The Amendment, as well as payment of the Consent Fee, will be conditioned on obtaining the Bank Consent or upon the Companies’ conclusion that they no longer need or desire a Bank Consent.  In the event the Bank Consent is not obtained by the earlier to occur of (i) written notice by GGC to Sandelman LP indicating failure of the Bank Consent condition or (ii) September 30, 2008, the Companies and each of the Sandelman Parties will still be bound by this Agreement, and the remaining terms provided for herein, except that the Amendment will not be effected and the Consent Fee shall not be paid.

The Sandelman Parties, in their capacity as investment managers of managed funds or accounts that are lenders (actual or synthetic) or participants under the 2006 Credit Agreement, agree to consent to (on their own behalf or on behalf of their relevant managed funds or accounts), to the extent they are entitled to do so, and not act in any manner to frustrate, the Bank Consent.

For the avoidance of doubt, the Companies may waive the Bank Consent condition at any time in their sole discretion.

6.             Standstill.

(a)           Each of the Sandelman Parties hereby agrees that neither any Sandelman Party, nor any of their respective Affiliates, will purchase or acquire any further (existing or future) Securities, or effect any “short sales” in respect thereof, except to the minimum extent necessary to cover any short positions it may currently have and except pursuant to the current commitments under the 2006 Credit Agreement and to make other immaterial purchases that the Sandelman Parties reasonably believe is required; provided that at no time shall the aggregate principal amount of 2003 Notes held by the Sandelman Parties be greater than the amount held by the Sandelman Parties as of the Effective Time.  For the avoidance of doubt, the Sandelman Parties acknowledge and agree that Securities so acquired will be fully subject to the Sandelman Parties’ obligations under this Agreement.

(b)           Each of the Sandelman Parties hereby waives any Default or Event of Default under the Indenture and the consequences thereof, in each case whether known or unknown, occurring on or before the earliest to occur of (i) the date on which the Amendment becomes effective, (ii) written notice by GGC to Sandelman LP indicating failure of the Bank Consent condition or (iii) September 30, 2008 (the “Waiver Date”), other than any Default or Event of Default described in clauses (1), (2), (6)(b), (7) or (8) of Section 6.1 of the Indenture occurring after the Effective Time and on or prior to the Waiver Date.

(c)           Each of the Sandelman Parties hereby agrees to not at any time, alone or together with others, allege, assist, support, solicit or otherwise assert in any manner a Default or Event of Default under the Indenture, other than (i) a Default based on the failure to pay principal or interest when due or to pay when due the Sandelman Parties’ fees and expenses in accordance with Section 4 above, (ii) a Default based on the failure to pay the Consent Fee notwithstanding the effectiveness of the Amendment, or (iii) voting and the delivery of consents pursuant to and consistent with the voting and consent rights in Section 7 below; provided that the foregoing shall not prevent the Sandelman Parties from receiving the same ratable benefits as other holders in the event of the automatic or noticed acceleration of the 2003 Notes by other holders or from being an active participant in any bankruptcy proceedings.

(d)           Each of the Sandelman Parties hereby acknowledges and agrees that neither any Sandelman Party, nor of their Representatives will on any Sandelman Party’s behalf (and neither any Sandelman Party nor their respective Representatives on any Sandelman Party’s behalf will assist, provide or arrange financing to or for others or encourage others to), directly or indirectly, acting alone or in concert with others (including by forming, joining or entering a group (within the meaning of Section 13(d)(4) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), do any of the following (subject to the proviso at the end of the foregoing Subsection 6(c)):

(i)            with respect to the Companies or their Securities, make, engage or in any way participate in, directly or indirectly, any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents (whether or not relating to the election or removal of directors); seek to advise, encourage or influence any person with respect to the voting of any Securities (other than Affiliates of the Sandelman Parties);

(ii)           seek, alone or in concert with others, election or appointment to, or representation on, or nominate or propose the nomination of any candidate to, the GGC’s Board of Directors;

(iii)          initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) shareholders of the Company for the approval of shareholder proposals whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act, or otherwise, or cause or encourage or attempt to cause or encourage any other person to initiate any such shareholder proposal, regardless of its purpose, or otherwise communicate with the GGC’s shareholders or others pursuant to Rule 14a-1(l)(2)(iv)(A) under the Exchange Act;

(iv )         seek or propose to influence or control the management or policies of any Company;

(v)           form, join in or in any other way participate in a “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to the any Securities or deposit any Securities in a voting trust or similar arrangement or subject any Securities to any voting agreement or pooling arrangement, other than solely with one or more Affiliates of a Sandelman Party pursuant to this Agreement;

(vi)          acquire or agree, offer, seek or propose to acquire ownership (including, but not limited to, Beneficial Ownership (as defined in Rule 13d-3 under the Exchange Act)) of any assets or businesses of the Company or any Securities, or any rights or options to acquire such ownership (including from a third party);

(vii)         propose or enter into, directly or indirectly, any merger, share exchange, consolidation, recapitalization, business combination or other similar transaction involving any Company or any of their Affiliates; and

(viii)        seek or request permission to do any of the foregoing, request to amend or waive any provision of this paragraph, or make or seek permission to make any public announcement with respect to any of the foregoing.

(e)           As used in this Agreement:

“Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled or managed by, or is under common control or management with the person specified.

“Representatives” means, with respect to any person, such person’s directors, officers, managers, employees, investment bankers, financial advisors, accountants, attorneys, agents and other representatives.

“Securities” means any equity, debt or other securities, or any loans (even if not securities) of any Company or any of its Affiliates, including, without limitation, any shares, notes and interests (actual or synthetic) in revolving loans, term loans and asset securitizations, and any derivatives in respect thereof, or swaps or other hedges relating thereto.

7.             Disposal of Securities; Agreement as to Voting and Consent Rights.

(a)           The Sandelman Parties agree to use commercially reasonable efforts to dispose of, as soon as reasonably practicable following the Effective Time, all Securities directly or indirectly owned by them, subject to any express obligations of the Sandelman Parties to hold the 2003 Notes contained in the Consent or any separate agreement among the parties hereto.

(b)           At all times prior to the consummation of all disposals, the Sandelman Parties agree to vote for and against, and give and withhold consents, in respect of their Securities, pro rata to the vote or consent of the other holders of the Securities in question as to any matter submitted to them for approval or consent, and agree not to assert, allege, assist in, support, solicit, foster or encourage any action or inaction, by themselves or in concert with others, in respect of the Securities which would be adverse to the interests of the Companies and/or the Companies’ Affiliates, subject to the proviso at the end of Subsection 6(c) above.

8.             Representations and Warranties of the Companies.  Each of the Companies hereby represents and warrants to the Sandelman Parties as follows:

(a)           Each Company has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b)           This Agreement has been duly and validly authorized, executed and delivered by each Company, constitutes a valid and binding obligation and agreement of each Company, and is enforceable against each Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors and subject to general equity principles.

(c)           The execution, delivery and performance of this Agreement by each Company does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to it or (ii) result in any breach or violation of any of its organizational documents.

9.             Representations and Warranties of Sandelman Parties.  Each Sandelman Party hereby represents and warrants to the Companies, as follows:

(a)           Each Sandelman Party has the entity power and authority, as applicable, to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

(b)           This Agreement has been duly and validly authorized, executed, and delivered by each of the Sandelman Parties, constitutes a valid and binding obligation and agreement of each of the Sandelman Parties, and is enforceable against each of the Sandelman Parties in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors and subject to general equity principles.

(c)           The execution, delivery and performance of this Agreement by each of the Sandelman Parties does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to any Sandelman Party or (ii) result in any breach or violation of any of any of the Sandelman Parties’ organizational documents.

(d)           The amounts set forth in the Consent are true and correct as to outstanding principal amount of the 2003 Notes of each of the Sandelman Parties, whether owned or controlled, directly, indirectly or beneficially and/or in respect of which the Sandelman Parties have the right to vote or direct the vote.

10.           Publicity.  Promptly after the execution of this Agreement and the Requisite Consents, GGC shall issue a press release substantially in the form attached hereto as Exhibit A.  GGC shall file a Form 8-K which shall include as exhibits thereto such press release and this Agreement.

11.           Releases.

(a)                                  In consideration for the mutual covenants, promises and obligations contained herein, each Company, on its own behalf and on behalf of its agents, shareholders, affiliates, subsidiaries, related entities, successors and assigns, hereby waives, releases and discharges each Sandelman Party and its affiliates, subsidiaries, predecessors, successors, employees, agents, attorneys, directors, officers, administrators, personal representatives and assigns from any and all claims, demands, causes of action, accounts, liens, debts and liabilities of any kind arising under or related to the 2003 Notes, the Indenture, all other Securities owned or controlled by the Sandelman Parties or any other claim in existence or capable of assertion as of the date hereof, whether in law or in equity, direct or indirect, known or unknown, previously asserted or not yet asserted, except for such rights and claims that are expressly granted, preserved, permitted or subsequently arise hereunder.

(b)                                 In consideration for the mutual covenants, promises and obligations contained herein, each of the Sandelman Parties, on its own behalf and on behalf of its agents, shareholders, affiliates, subsidiaries, related or parent entities, successors and assigns, hereby waives, releases and discharges each Company and its affiliates, subsidiaries, predecessors, successors, employees, agents, attorneys, directors, officers, administrators, personal representatives and assigns from any and all claims, demands, causes of action, of any kind arising under or related to the 2003 Notes, the Indenture, all other Securities owned or controlled by it or any other claim in existence or capable of assertion as of the date hereof, whether in law or in equity, direct or indirect, known or unknown, previously asserted or not yet asserted, except for such rights and claims that are expressly granted, preserved, permitted or subsequently arise hereunder; provided, however, that this Section 11(b) shall not be deemed to waive, release or discharge any rights the Sandelman Parties may have under or pursuant to the terms of any Securities held by any of the Sandelman Parties as to the payment obligations therein and as to any matters arising from events or transactions occurring after the Effective Time; but at all times on and after the Effective Time subject to the remaining terms of this Agreement in all respects (including, without limitation, Sections 6 and 7 hereof).

12.           Miscellaneous.

(a)                                  This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.  The failure or delay by any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.  Any waiver shall be effective only in the specific instance and for the specific purpose for which the waiver is given and shall not constitute a waiver to any subsequent or other exercise of any right, remedy, power or privilege hereunder.

(b)                                 All notices, requests, claims, demands, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally, or by telecopy, facsimile or electronic transmission, upon confirmation of receipt by the recipient, or (b) on the first business day following the date of dispatch if delivered by a recognized next-day courier service.  All notices hereunder shall be delivered addressed to the parties (and shall be deemed delivered only if delivered by one of the means described in the immediately preceding sentence) at the following addresses (or at such other address for a party as shall be specified by notice hereunder):

if to any of the Sandelman Parties, to:

Sandelman Partners, LP

500 Park Avenue, 3rd Floor

New York NY 10022

Attention:  Joseph Lamport and Peter Bio

Facsimile:  (212)

jlamport@sandptrs.com and pbio@sandptrs.com

with a copy (which shall not constitute notice pursuant to this Section 13(b)) to:

Bracewell & Giuliani LLP

Goodwin Square, Suite 2600

225 Asylum Street

Hartford CT 06103

Attention:  Evan Flaschen

Facsimile:  (860) 760-6310

evan.flaschen@bgllp.com

if to the Companies, to:

Georgia Gulf Corporation

115 Perimeter Center Place

Suite 460

Atlanta, Georgia  30346

Attention:  Joel I. Beerman

Facsimile:  (770) 390-9673

beermanj@ggc.com

with a copy (which shall not constitute notice pursuant to this Section 13(b)) to:

Jones Day

1420 Peachtree Street, N.E.

Suite 800

Atlanta, GA 30309-3053

Attention: John E. Zamer

Facsimile: (404) 581-8330

jzamer@jonesday.com

(c)           The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Wherever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”.  The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.   The words “date hereof’ shall refer to the date of this Agreement. The term “or” is not exclusive.

(d)           This Agreement may be executed in one or more counterparts (including by facsimile or by e-mailed PDF), all of which shall be considered one and the same agreement.  This Agreement shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties.  Each party need not sign the same counterpart.

(e)           This Agreement (i) constitutes the entire agreement and supersedes all prior agreements, understandings and negotiations, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies.

(f)            This Agreement shall be governed by, and construed in accordance with, the internal procedural and substantive laws of the State of Delaware, applicable to instruments and agreements made and performed entirely in such state and without regard to the conflicts of law principles of such state.

(g)           The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity.  In addition, each of the parties hereto hereby agrees that any claim, suit, action or other proceeding, directly or indirectly, arising out of, under or relating to this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware (and each agrees that no such claim, action, suit or other proceeding relating to this Agreement shall be brought by it or any of its affiliates except in such court), and the parties hereto hereby irrevocably and unconditionally submit to the exclusive jurisdiction of such court in any such claim, suit, action or other proceeding and irrevocably and unconditionally waive (and agree not to plead or claim) the defense of an inconvenient forum to the maintenance of any such claim, suit, action or other proceeding. The parties hereto hereby agree that a final judgment in any such claim, suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

(h)           Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of law or otherwise, by any Sandelman Party, on the one hand, without the prior written consent of GGC nor by any Company, on the other hand, without the prior written consent of Sandelman Partners, LP, and any assignment without such consent shall be null and void.  Any purported assignment in violation of this Section 12(h) shall be void.  Subject to the preceding sentences of this Section 12(h), this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, personal representatives, successors and assigns.

(i)            Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement.

(j)            If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first above written.

GEORGIA GULF CORPORATION

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

SANDELMAN PARTNERS, LP

By:	/s/ Peter A. Bio
	Name:	Peter A. Bio
	Title:	Head of Capital Structure

SANDELMAN OPPORTUNITY MASTER FUND, L.P.

By:	/s/ Peter A. Bio
	Name:	Peter A. Bio
	Title:	Head of Capital Structure

SANDELMAN PARTNERS MULTI- STRATEGY MASTER FUND, LTD.

By:	/s/ Peter A. Bio
	Name:	Peter A. Bio
	Title:	Head of Capital Structure

GEORGIA GULF CHEMICALS & VINYLS, LLC

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

GEORGIA GULF LAKE CHARLES, LLC

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

GREAT RIVER OIL & GAS CORPORATION

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

ROME DELAWARE CORP.

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

ROYAL PLASTICS GROUP (U.S.A.) LIMITED

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

PLASTIC TRENDS, INC.

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

ROYAL OUTDOOR PRODUCTS, INC.

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 12 INC.

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC.

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC.

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President

ROYAL WINDOW COVERINGS (USA) L.P.

By: NOVO MANAGEMENT, INC.,
its Managing Partner

By:	/s/ Joel I. Beerman
	Name:	Joel I. Beerman
	Title:	Vice President